UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

Cyteir Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40499	45-5429901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Ave, Building B, Suite 450
Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-4140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CYT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 30, 2023, Cyteir Therapeutics, Inc. (“Cyteir” or the "Company") announced the discontinuation of CYT-0851, its investigational monocarboxylate transporter inhibitor, and the planned liquidation and dissolution of the Company. The Company intends to call a special meeting of the shareholders to seek approval of a plan of complete liquidation and dissolution (the “Plan of Dissolution”) and will file proxy materials relating to the special meeting with the Securities and Exchange Commission (the “SEC”) as soon as practical.

A copy of the press release we issued on June 30, 2023 announcing the discontinuation of CYT-0851 and the planned liquidation and dissolution is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed Plan of Dissolution, the Company intends to file with the SEC a proxy statement and other relevant materials. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PLAN OF DISSOLUTION AND RELATED MATTERS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CYTEIR THERAPEUTICS, INC. PLAN OF DISSOLUTION AND RELATED MATTERS. Shareholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors & Media” section of Cyteir’s website at www.cyteir.com.

Participants in the Solicitation

Cyteir and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed Plan of Dissolution and related matters, and any other matters to be voted on at the special meeting of shareholders. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the proxy statement (when available). Additional information regarding such directors and executive officers is included in Cyteir’s proxy statement on Schedule 14A, which was filed with the SEC on April 27, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Cyteir’s shareholders in connection with the Plan of Dissolution and related matters and any other matters to be voted upon at the special meeting will be set forth in the proxy statement (when available). These documents are available free of charge as described in the preceding section.

Forward Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements". Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “poised” and similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. For example, all statements Cyteir makes regarding the proposed dissolution pursuant to the Plan of Dissolution, holding a special shareholder meeting to approve the Plan of Dissolution and similar statements are forward-looking. All forward-looking statements are based on estimates and assumptions by Cyteir’s management that, although Cyteir believes to be reasonable, are inherently uncertain. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Cyteir expected. Such risks and uncertainties include, among others, the risks and uncertainties related to completion of the dissolution on the anticipated terms or at all. These statements are also subject to a number of material risks and uncertainties that are described in Cyteir’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2023 and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2023, as updated by subsequent filings the Company may make with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Cyteir undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Cyteir Therapeutics, Inc. on June 30, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTEIR THERAPEUTICS, INC.

Date:	June 30, 2023	By:	/s/ David Gaiero
Name: David Gaiero Title: Chief Financial Officer and Treasurer

Exhibit 99.1

Cyteir Therapeutics Announces Discontinuation of CYT-0851 Development Program and Planned Liquidation and Dissolution

LEXINGTON, MA— June 30, 2023 — Cyteir Therapeutics, Inc. (“Cyteir” or the “Company”) (Nasdaq: CYT) today announced that it is discontinuing all development of CYT-0851, its investigational monocarboxylate transporter inhibitor, and that Cyteir’s Board of Directors has determined, after consideration of potential strategic alternatives, it is in the best interests of its shareholders to dissolve Cyteir, liquidate its assets following an orderly wind down of the Company’s operations, and return remaining cash to shareholders.

CYT-0851 was being evaluated in a Phase 1 combination study with capecitabine or gemcitabine in advanced ovarian cancer and other solid tumors. While durable responses were observed in both combination arms, the overall clinical efficacy data did not meet Cyteir’s criteria to advance the program into the next phase of clinical development. Given the resources required to identify predictive biomarkers to identify who could potentially benefit from treatment with CYT-0851, and the current financial and regulatory environment, continuation of development of CYT-0851 by Cyteir was determined not to be feasible. The Company will continue to treat patients currently enrolled in the Company’s Phase 1 combination study with capecitabine or gemcitabine prior to the effectiveness of the Company’s dissolution.

“The Board of Directors and management devoted substantial time and effort in identifying development paths for CYT-0851 and strategic options for Cyteir,” said Markus Renschler, MD, President and CEO of Cyteir. “We would like to thank the patients who enrolled in our trial, the staff at our clinical trial sites, all employees of Cyteir, the Board of Directors and our investors who have supported Cyteir over the years. While we wish that the outcome was different today, we believe that discontinuation of our programs and a dissolution of the Company will maximize shareholder value.”

Planned Liquidation and Dissolution

Due to the planned discontinuation of CYT-0851 development, and the previously announced discontinuation of Cyteir’s discovery pipeline, the Company’s Board of Directors intends to approve a Plan of Liquidation and Dissolution (“Plan of Dissolution”) that would, subject to shareholder approval, include the distribution of remaining cash to shareholders following an orderly wind down of the Company’s operations, including the proceeds, if any, from the sale of its assets. Prior to winding down operations, the Company intends to complete regulatory and patient obligations from the ongoing clinical trial. The Company will engage independent advisors, who are experienced in the dissolution and liquidation of companies, to assist in the Company’s dissolution and liquidation. The Company also intends to call a special meeting of its shareholders in the second half of 2023 to seek approval of the Plan of Dissolution and will file proxy materials relating to the special meeting with the Securities and Exchange Commission (the “SEC”). If the Company’s shareholders approve the Plan of Dissolution, the Company would then file a certificate of dissolution, delist its shares of common stock from The Nasdaq Global Select Market, satisfy or resolve its remaining liabilities, obligations and costs associated with the dissolution and liquidation, make reasonable provisions for unknown claims and liabilities, attempt to convert all of its remaining assets into cash or cash equivalents, including through a potential sale of CYT-0851, and return remaining cash to its shareholders. The Company will provide an estimate of any such amount that may be distributed to shareholders in the proxy materials to be filed with the SEC. However, the amount of cash actually distributable to shareholders may vary substantially from any estimate provided by the Company based on a number of factors.

Upon the filing of the certificate of dissolution, the Company intends to cease trading in its common stock, close its stock transfer books and discontinue recording transfers of shares of its capital stock, in accordance with applicable law. The Company will establish a reserve, which will be used to pay all expenses (including operating expenses up until the filing of the certificate of dissolution) and other known, non-contingent liabilities and obligations, and will include reasonable provision for future expenses of liquidation and contingent and unknown liabilities as required by Delaware law. The Company currently expects that its existing capital resources together with the anticipated net proceeds from the sale of certain assets will enable it to meet its remaining liabilities and obligations with sufficient reserves.

The Company does not intend to comment on the planned liquidation and dissolution until the Company files a proxy statement related to the special meeting with the SEC.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed Plan of Dissolution, the Company intends to file with the SEC a proxy statement and other relevant materials. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PLAN OF DISSOLUTION AND RELATED MATTERS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CYTEIR THERAPEUTICS, INC. PLAN OF DISSOLUTION AND RELATED MATTERS. Shareholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors & Media” section of Cyteir’s website at www.cyteir.com.

Participants in the Solicitation

Cyteir and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed Plan of Dissolution and related matters, and any other matters to be voted on at the special meeting of shareholders. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the proxy statement (when available). Additional information regarding such directors and executive officers is included in Cyteir’s Proxy Statement on Schedule 14A, which was filed with the SEC on April 27, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Cyteir’s shareholders in connection with the Plan of Dissolution and related matters and any other matters to be voted upon at the special meeting will be set forth in the proxy statement (when available). These documents are available free of charge as described in the preceding section.

Forward Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements". Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “poised” and similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements.

For example, all statements Cyteir makes regarding the proposed dissolution pursuant to the Plan of Dissolution, timing of filing of the certificate of dissolution and holding a special shareholder meeting to approve the Plan of Dissolution, the amount and timing of liquidating distributions, if any, in connection with the dissolution, the amount of planned reserves, plans to engage advisors and similar statements are forward-looking. All forward-looking statements are based on estimates and assumptions by Cyteir’s management that, although Cyteir believes to be reasonable, are inherently uncertain. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Cyteir expected. Such risks and uncertainties include, among others, the availability, timing and amount of liquidating distributions; the amounts that will need to be set aside by Cyteir; the adequacy of such reserves to satisfy Cyteir’s obligations; potential unknown contingencies or liabilities, including tax claims, and Cyteir’s ability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining assets; the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations; the incurrence by Cyteir of expenses relating to the dissolution; the ability of the board of directors to abandon, modify or delay implementation of the Plan of Dissolution, even after shareholder approval; and the uncertain macroeconomic environment. These statements are also subject to a number of material risks and uncertainties that are described in Cyteir’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2023 and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2023, as updated by subsequent filings the Company may make with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Cyteir undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

CONTACT:

Investor Relations

857-285-4140

ir@cyteir.com